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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8, No. 333-10967.



                                    ARTHUR  ANDERSEN LLP

Dallas, Texas
April 21, 1999